LIBERTY ALL - STAR GROWTH & INCOME FUND    Annual Report

DECEMBER 31, 1999

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

I am pleased to present the first annual report for the Liberty All-Star Growth & Income Fund.


The improvement in the performance of value stocks during the first several months since the Fund's inception was short-lived. By year-end, market leadership consisted primarily of technology and Internet-related stocks. The technology sector of the Standard & Poor's 500 Index -- a broad-based index tracking the U.S. stock market -- was responsible for a large part of its 21% total return for the year. In addition, more than two-thirds of the stocks in the S&P 500 underperformed that index. This created a challenging environment for the All-Star Growth & Income Fund, given its diversified approach to investing in both growth and value styles of investment management.


Liberty All-Star Growth & Income Fund's Class A shares had a total return of 11.50%, without a sales charge, from the Fund's inception on March 1, 1999 to December 31, 1999. The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. We thank you for choosing Liberty All-Star Growth & Income Fund and for giving us the opportunity to serve your investment needs.


Sincerely,


/s/ William R. Parmentier, Jr.
------------------------------
    William R. Parmentier, Jr.
    President
    February 11, 2000

Not FDIC Insured
May Lose Value
No Bank Guarantee

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

HIGHLIGHTS

(C) LARGE-CAP TECHNOLOGY SOARED DURING 1999.
     A narrow group of large-capitalization growth stocks led the U.S. stock market during 1999. The NASDAQ Composite Index, with its large position in these technology stocks, returned 85.6% for the year. More than half of this gain came after the Nasdaq crossed the 3000 level on November 3, 1999.

(C) VALUE STOCKS CONTINUED TO UNDERPERFORM.
     The rally in value stocks during the second quarter of the year proved to be short-lived, as investors focused on technology and Internet-related companies. However, strong domestic growth and improvement in overseas economies have resulted in increased prices for many natural resources. Traditional value sectors like energy, basic materials and industrial cyclicals may benefit going forward.

(C) PERFORMANCE OF GROWTH AND VALUE STYLES.
     The chart below illustrates the dramatic shift between growth and value styles, showing how these investment styles go in and out of favor. Rather than rely on one style or the other, Liberty All-Star Growth & Income Fund combines the two in an attempt to provide more consistent returns.

[GRAPHIC CHART}
                                GROWTH VS. VALUE
                               3/31/99 - 12/31/99

        S&P Barra Growth Index       S&P Barra Value Index
        ----------------------       ---------------------
Q2                      3.83%                        10.8%
Q3                     -3.49%                       -9.23%
Q4                     19.74%                        8.97%

Growth is represented by the S&P Barra Growth Index. Value is represented by the S&P Barra Value Index. Both are unmanaged indexes that contain a subset of the stocks in the S&P 500 Index. The Value Index contains companies with lower price-to-book ratios, while the Growth Index contains those with higher ratios. Unlike mutual funds, indexes do not incur fees or expenses. It is not possible to invest in an index.

Past performance cannot predict future results.

A DISTINCTIVE INVESTMENT APPROACH

CURRENT MANAGEMENT TEAM AND THEIR INVESTMENT STYLES

WESTWOOD MANAGEMENT CORPORATION            20%

GROWTH Invest in companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

TCW INVESTMENT
MANAGEMENT
COMPANY                                    20%

GROWTH Invest in companies that have superior sales growth, leading market share, and high profit margins.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.     20%

VALUE Invest in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN
INVESTMENT INC.                            20%

VALUE Invest in companies diversified across all sectors that are undervalued relative to their projected growth rates.

OPCAP ADVISORS                             20%

(an Oppenheimer Capital subsidiary)


VALUE Invest in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.


[PIE CHART]

Westwood Management            TCW Investment           Boston Partners       J.P. Morgan      OPCAP
Corporation                  Management Company     Asset Management, L.P.    Investment, Inc    Advisors
-------------------          ------------------     ----------------------    ---------------    --------
                20%                         20%                        20%                20%         20%

Most mutual funds are run by a manager or a team of managers that pursue a particular investment style, whether it is growth or value. This approach works well when the manager's style is in favor, but styles go in and out of favor. What produces strong returns one year may produce disappointing results the next.

Large institutions, on the other hand, traditionally rely on a multi-management approach to manage the more than $7 trillion they hold in their pension and endowment plans. By employing independent investment managers who practice different investment styles, these institutions seek to reduce volatility while producing attractive returns. Liberty Asset Management Company (LAMCO) uses this same multi-manager approach for Liberty All-Star Growth & Income Fund (All-Star).


CONSTRUCTING THE MANAGEMENT TEAM
LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for All-Star. LAMCO employs qualitative and quantitative analysis, face-to-face meetings and other techniques to select managers it believes can bring to All-Star both a value-added approach and the ability to complement the investment styles of the other All-Star managers.

LAMCO looks for the following characteristics in potential investment managers:

-    A constant focus on a particular style of investing.

-    A disciplined investment decision-making process.

- A record of success relative to other managers who practice the same investment style.

- Continuity among investment professionals, so that those who have built the record remain the managers.

-    A well-managed, highly responsive organization.

LAMCO has chosen five independent investment managers that it believes will provide a style combination that will achieve All-Star's investment objectives.

Three of the investment managers, representing approximately 60% of All-Star's assets, employ value-oriented styles, which focus on the selection of companies that trade at comparatively low multiples of company earnings and book value. The other two styles, representing 40% of the portfolio, are growth-oriented styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad categories of value and growth are the specific styles shown in the box on the left.

MANAGER EVALUATION AND, OCCASIONALLY, REPLACEMENT

LAMCO conducts continuing evaluation of the Portfolio Managers. Through meetings with each investment manager, and qualitative and quantitative analysis, LAMCO evaluates each manager to determine whether:


-    It is consistently practicing its investment style.

-    Its transactions and holdings reflect the style.

-    Its organization and investment process continue to support the style.

- Its investment performance is competitive when compared with other managers using a similar style.

LAMCO also reviews the collective performance of the Portfolio Management team so that All-Star receives the full benefits of multi-management.

LAMCO's procedures in this regard include:

- Seeing that All-Star's total portfolio has the proper investment characteristics.

-    Researching new investment managers as possible future Portfolio Managers.

-    Making Portfolio Manager changes when necessary.

LAMCO also shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets in order to preserve the benefits of All-Star's multi-management methodology. This procedure is called rebalancing.

Portfolio Managers' Report

Top 10 Holdings as of 12/31/99
(as a percentage of net assets)

1.  Intel Corp.            2.2%

2.  Cisco Systems, Inc.    2.0%

3.  Citigroup, Inc.        2.0%

4.  Microsoft Corp.        1.9%

5.  Dell Computer Corp.    1.7%

6.  AMFM, Inc.             1.6%

7.  Siebel Systems, Inc.   1.6%

8.  Computer Associates,
    Intl., Inc.            1.6%

9.  SBC
    Communications, Inc.   1.4%

10. Nokia Corp. ADR        1.4%

Portfolio holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

Top Five Sectors as of 12/31/99
(as a percentage of investments)

1. Technology           26.2%

2. Financials           17.8%

3. Consumer Staples     13.5%

4. Capital Goods         7.7%

5. Consumer Cyclicals    7.6%

Sector breakdowns are calculated as a percentage of investments. Because the Fund is actively managed, there can be no guarantee that the Fund will maintain these holdings.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

The net asset value of Liberty All-Star Growth & Income Fund's Class A shares increased from $10.00 on March 1, 1999 to $11.15 on December 31, 1999. The Fund's Class A shares had a total return of 11.50% during this period.

The Fund trailed the Standard and Poor's 500 (S&P 500) Index, a broad-based benchmark of stock market performance, which returned 19.90% during the 10-month period. The Fund's position with three value managers contributed to the underperformance. However, when the value style of investment management comes back into favor, the Fund's performance should benefit. Liberty Asset Management Company (LAMCO) continuously monitors the performance of the Fund and its portfolio managers. We do this to ascertain whether shortfalls in performance are style-related, explained by current market conditions, or of such a nature to warrant a specific manager change. Even though some of the shortfall in relative performance this year was style-related, we also felt that a manager change would benefit shareholders as we move into the new millennium.

In October, we recommended -- and the Board of Trustees approved -- the hiring of TCW Investment Management Company to replace Wilke/Thompson Capital Management, Inc. as one of the Fund's two growth managers. Glen E. Bickerstaff, Managing Director U.S. Equities at TCW, will serve as the portfolio manager to the Fund. Mr. Bickerstaff and his investment team practice a growth equity investment style which they will apply to their portion of the Fund's assets. Prior to joining TCW in 1998, Mr. Bickerstaff was vice president and senior portfolio manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation. While at Transamerica, Mr. Bickerstaff managed the Transamerica Premier Equity Fund from its inception on October 1, 1995 to April 30, 1998.

LAMCO remains committed to providing a diversified domestic equity Fund managed by both value and growth portfolio managers. This approach seeks to provide more consistent returns by combining both styles of investment management.


/S/ WILLIAM R. PARMENTIER                            /S/ CHRISTOPHER S. CARBELL
-------------------------                            ---------------------------



WILLIAM R. PARMENTIER and CHRISTOPHER S. CARABELL are responsible for the management of the Portfolio. Mr. Parmentier is the president and chief investment officer of LAMCO. Mr. Carabell is a senior vice president of LAMCO.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Performance Information

Performance of a $10,000 investment in Class A shares 3/1/99 - 12/31/99

             With Sales Charge        Without Sales Charge                 S&P 500 Index
             -----------------        --------------------                 -------------
3/01/99                   9425                       10000                         10000
3/31/99                   9755                       10350                         10400
4/30/99                  10311                       10940                         10802
5/31/99                  10160                       10780                         10548
6/30/99                  10528                       11170                         11133
7/31/99                  10104                       10720                         10786
8/31/99                   9774                       10371                         10732
9/30/99                   9549                       10131                         10438
10/31/99                  9963                       10571                         11098
11/30/99                 10029                       10641                         11324
12/31/99                 10509                       11150                         11989

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization stocks. Unlike mutual funds, indexes do not incur fees or expenses. It is not possible to invest in an index.

Performance Information -- Cumulative Total Returns as of 12/31/99

Share Class          A                       B                      C                   Z
Inception         3/1/99                  3/1/99                  3/1/99              3/1/99
---------         ------                  ------                  ------              ------
           w/o sales  with sales   w/o sales  with sales   w/o sales  with sales
            charge      charge       charge     charge      charge      charge

Life        11.50%      5.09%        10.90%      5.90%      10.80%       9.80%        11.70%



Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements performance results would have been lower.

Performance of a $10,000
investment in all share classes from 3/1/99 - 12/31/99

             Without    With
              sales     sales
             charge    charge
             ------    ------
Class A      $11,150  $10,509

Class B      $11,090  $10,590

Class C      $11,080  $10,980

Class Z      $11,170    --

SCHEDULE OF INVESTMENTS

December 31, 1999

COMMON STOCKS (95.5%)                 SHARES    MARKET VALUE
------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
Boeing Co.                            4,093     $    170,115
Northrop Grumman Corp.                2,300          124,344
                                                ------------
                                                     294,459
                                                ------------

AUTOS, TIRES & ACCESSORIES (0.7%)
Delphi Automotive Systems Corp.       4,000           63,000
Ford Motor Co.                          400           21,375
Lear Corp. (a)                        2,800           89,600
                                                ------------
                                                     173,975
                                                ------------

BANKS (4.9%)
ABN AMRO Holdings NV (ADR)            2,386           60,396
Astoria Financial Corp.                 600           18,263
Bank of America Corp.                   700           35,131
Citigroup, Inc.                       8,390          466,169
First Union Corp.                     2,800           91,875
FleetBoston Financial Group, Inc.     3,575          124,455
KeyCorp.                              1,100           24,338
PNC Bank Corp.                        2,650          117,925
Washington Mutual, Inc.               2,600           67,600
Wells Fargo & Co.                     3,593          145,291
                                                ------------
                                                   1,151,443
                                                ------------

BROADCASTING AND CABLE (2.7%)
AMFM, Inc. (a)                        4,967          388,668
AT&T Corp- Liberty Media
  Group Class A                       1,300           73,775
Cox Communications, Inc. Class A (a)  2,600          133,900
The News Corp., Ltd. (ADR)            1,300           49,725
                                                ------------
                                                     646,068
                                                ------------

BUSINESS & CONSUMER SERVICES (0.5%)
America Online, Inc. (a)                900           67,894
Cendant Corp.                         2,000           53,125
                                                ------------
                                                     121,019
                                                ------------

CHEMICALS (1.7%)
Monsanto Co.                          8,783          312,894
Rohm & Hass Co.                       2,300           93,581
                                                ------------
                                                     406,475
                                                ------------

COMMUNICATIONS EQUIPMENT (4.5%)
Cisco Systems, Inc.(a)               4,500     $     482,062
Cobalt Networks, Inc.                   400           43,350
Lucent Technologies, Inc.             3,000          224,438
Nokia Corp. (ADR)                     1,714          325,660
                                                ------------
                                                   1,075,510
                                                ------------

COMPUTER & BUSINESS
  EQUIPMENT (6.1%)
Apple Computer, Inc. (a)               200            20,563
Compaq Computer Corp.                8,196           221,804
Dell Computer Corp. (a)              7,700           392,700
EMC Corp. (a)                          600            65,550
Hewlett-Packard Co.                  1,900           216,481
International Business
  Machines Corp.                     1,720           185,760
Seagate Technology, Inc. (a)         2,300           107,094
Sun Microsystems, Inc. (a)           1,600           123,900
3Com Corp. (a)                       2,400           112,800
                                                ------------
                                                   1,446,652
                                                ------------

COMPUTER SERVICES &
  SOFTWARE (8.2%)
Citrix Systems, Inc. (a)                200           24,600
Computer Associates
  International, Inc.                 5,267          368,361
Electronic Data Systems Corp.         2,300          153,956
Intuit, Inc. (a)                      1,200           71,925
Microsoft Corp. (a)                   3,950          461,163
Oracle Corp. (a)                      1,650          184,903
Siebel Systems, Inc. (a)              4,400          369,600
Sterling Software, Inc. (a)          10,200          321,300
                                                ------------
                                                   1,955,808
                                                ------------

CONSUMER PRODUCTS (2.8%)
Avon Products, Inc.                  4,484           147,972
Clorox Co.                              400           20,150
Gillette Co.                            800           32,950
Kimberly-Clark Corp.                  3,000          195,750
Philip Morris Companies, Inc.         3,100           71,881
Procter & Gamble Co.                  1,700          186,256
                                                ------------
                                                     654,959
                                                ------------

DIVERSIFIED (3.7%)
Cooper Industries, Inc.                400            16,175
General Electric Co.                    400           61,900
Honeywell International, Inc.         3,625          209,117
Loews Corp.                           2,125          128,961
Minnesota Mining &
  Manufacturing Co.                   1,642          160,711
The Seagram Co., Ltd.                 1,500           67,406
Textron, Inc.                         1,300           99,694
Tyco International Ltd.               3,500          136,062
                                                ------------
                                                     880,026
                                                ------------

See Notes to Schedule of Investments.

December 31, 1999

COMMON STOCKS (CONTINUED)             SHARES    MARKET VALUE
------------------------------------------------------------

DRUGS & HEALTH CARE (6.2%)
ALZA Corp. (a)                          400    $      13,850
American Home Products Corp.            600           23,662
Amgen, Inc. (a)                       3,100          186,194
Biogen, Inc. (a)                      2,800          236,600
Bristol-Myers Squibb Co.              1,300           83,444
Eli Lilly & Co.                         500           33,250
Forest Laboratories, Inc. (a)         1,150           70,653
Medtronic, Inc.                       2,400           87,450
PE Corp-PE Biosystems Group             300           36,094
Pfizer, Inc.                          4,900          158,944
Pharmacia & Upjohn, Inc.              2,200           99,000
SmithKline Beecham PLC ADR            1,900          122,431
Tenet Healthcare Corp. (a)            2,000           47,000
Warner-Lambert Co.                    2,000          163,875
Wetpoint Health Networks, Inc.        1,600          105,500
                                                ------------
                                                   1,467,947
                                                ------------

ELECTRIC & GAS UTILITIES (2.2%)
Allegheny Energy, Inc.                  500           13,469
Columbia Energy Group                 1,200           75,900
Florida Progress Corp.                2,000           84,625
Northern States Power Co.             1,100           21,450
Peco Energy Co.                       4,600          159,850
P G & E Corp.                         1,000           20,500
Raytheon Co.                          1,950           48,384
Reliant Energy, Inc.                  4,300           98,363
                                                ------------
                                                     522,541
                                                ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.6%)
Applied Materials, Inc.               2,300          291,381
Emerson Electric Co.                  2,306          132,307
Intel Corp.                           6,210          511,160
Maxim Integrated Products, Inc.       5,800          273,688
Motorola, Inc.                          520           76,570
Sensormatic Electronics Corp.           900           15,694
Texas Instruments, Inc.                 300           29,063
                                                ------------
                                                   1,329,863
                                                ------------

FINANCIAL SERVICES (5.5%)
The Charles Schwab Corp.              5,300          203,388
The CIT Group, Inc.                   1,900           40,137
Countrywide Credit Industries, Inc.   6,293          158,898
Freddie Mac                           6,396          301,012
The Goldman Sachs Group, Inc. (a)       600           56,513
Morgan Stanley Dean Witter & Co.      1,300          185,575
Paychex, Inc.                         4,100          164,000
Providian Financial Corp.             1,700          154,806
U.S. Bancorp.                         2,000           47,625
                                                ------------
                                                   1,311,954
                                                ------------

FOOD, BEVERAGE & RESTAURANTS
 (2.9%)
Anheuser-Busch Companies, Inc.        1,900     $    134,662
Bestfoods                               400           21,025
Coca Cola Co.                           200           11,650
Diageo PLC ADR                        3,593          114,976
International Home Foods, Inc. (a)    3,400           59,075
McDonald's Corp.                      3,212          129,484
Nabisco Holdings Corp.                3,525          111,478
PepsiCo, Inc.                         1,100           38,775
Sara Lee Corp.                        3,500           77,219
                                                ------------
                                                     698,344
                                                ------------

HOTELS & ENTERTAINMENT/LEISURE
 (2.6%)
Mirage Resorts, Inc. (a)              3,100           47,469
Pixar, Inc.                           2,200           77,825
Starwood Hotels & Resorts
  Worldwide, Inc.                     2,900           68,150
Time Warner, Inc.                     3,800          275,262
The Walt Disney Co.                   5,200          152,100
                                                ------------
                                                     620,806
                                                ------------

INDUSTRIAL EQUIPMENT (2.3%)
Caterpillar, Inc.                     2,655          124,951
Deere & Co.                           3,500          151,813
Dover Corp.                           3,293          149,420
Ingersoll-Rand Co.                    2,225          122,514
                                                ------------
                                                     548,698
                                                ------------

INSURANCE (6.1%)
ACE Ltd.                              7,650          127,659
AFLAC, Inc.                           3,271          154,350
Allmerica Financial Corp.             2,075          115,422
Ambac Financial Group, Inc.           1,100           57,406
American International
  Group, Inc.                         1,100          118,938
CIGNA Corp.                           2,175          175,223
Conseco, Inc.                         9,549          170,688
Marsh & McLennan
  Companies, Inc.                       950           90,903
The Progressive Corp.                 2,300          168,188
UnumProvident Corp.                   1,111           35,621
XL Capital Ltd.                       2,300          232,919
                                                ------------
                                                   1,447,317
                                                ------------

METALS & MINING (1.6%)
Alcoa, Inc.                           3,850          319,550
Allegheny Teledyne, Inc.              1,100           24,681
USX-US Steel Group                      900           29,700
                                                ------------
                                                     373,931
                                                ------------

See Notes to Schedule of Investments.

December 31, 1999


COMMON STOCKS (CONTINUED)                       SHARES        MARKET VALUE
------------------------------------------------------------------------------
OIL & GAS (6.3%)
Apache Corp.                                     3,500          $129,281
Burlington Resources, Inc.                       5,900           195,068
Conoco, Inc. Class A                             6,150           152,212
Conoco, Inc. Class B                             7,300           181,587
Cooper Cameron Corp. (a)                           800            39,150
Devon Energy Corp.                               2,008            66,013
El Paso Energy Corp.                             2,600           100,913
Exxon Mobil Corp.                                1,716           138,245
Halliburton Co.                                  4,675           188,169
Occidental Petroleum Corp.                       5,300           114,613
Royal Dutch Petroleum Co.                          600            36,263
Texaco, Inc.                                     1,900           103,194
Tosco Corp.                                      1,900            51,656
                                                             -----------
                                                               1,496,364
                                                             -----------

PAPER (1.1%)
Smurfit-Stone Container Corp. (a)                  900            22,050
Temple-Inland, Inc.                              3,750           247,266
                                                             -----------
                                                                 269,316
                                                             -----------

POLLUTION CONTROL (0.4%)
Waste Management, Inc.                           5,106            87,759
                                                             -----------

PUBLISHING (0.9%)
R. R. Donnelley & Sons Co.                       4,840           120,093
Tribune Co.                                      1,800            99,113
                                                             -----------
                                                                 219,206
                                                             -----------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
Kimco Realty Corp.                               1,700            57,588
Vornado Realty Trust                             1,900            61,750
                                                             -----------
                                                                 119,338
                                                             -----------

RETAIL TRADE (6.6%)
Abercrombie & Fitch Co. (a)                      1,000            26,687
AnnTaylor Stores Corp. (a)                       1,500            51,656
Circuit City Stores, Inc.                        2,600           117,163
Dayton Hudson Corp.                                500            36,719
Federated Department Stores, Inc. (a)            5,050           255,341
Harcourt General, Inc.                           2,625           105,656
The Home Depot, Inc.                             3,900           267,394
The Limited, Inc.                                3,100           134,269
May Department Stores Co.                        3,814           123,001
Office Depot, Inc. (a)                           6,000            65,625
Safeway, Inc. (a)                                5,700           202,706
Tiffany & Co.                                    1,000            89,250
TJX Companies, Inc.                              1,100            22,481
Wal-Mart Stores, Inc.                              900            62,212
                                                             -----------
                                                               1,560,160
                                                             -----------

TELECOMMUNICATIONS (4.3%)
AT&T Corp.                                       1,200       $    60,900
Bell Atlantic Corp.                                500            30,781
Global Crossing Ltd. (a)                           600            30,000
GTE Corp.                                        2,650           186,991
Level 3 Communications, Inc. (a)                   150            12,281
MCI  WorldCom, Inc. (a)                          3,600           191,025
SBC Communications, Inc.                         6,759           329,501
Sprint Corp. (FON Group)                         2,653           178,580
Sprint Corp. (PCS Group) (a)                       100            10,250
                                                             -----------
                                                               1,030,309
                                                             -----------

TRANSPORTATION (3.2%)
AMR Corp. (a)                                    2,271           152,157
Burlington Northern Santa Fe Corp.               4,547           110,265
CSX Corp.                                          600            18,825
Kansas City Southern Industries, Inc.            4,200           313,425
Union Pacific Corp.                              1,400            61,075
United Parcel Service, Inc. Class B              1,600           110,400
                                                             -----------
                                                                 766,147
                                                             -----------
TOTAL COMMON STOCKS
(Cost $21,217,529)                                            22,676,394
                                                             -----------
PREFERRED STOCK (0.7%)
BROADCASTING  & CABLE (0.7%)
The News Corp., Ltd. ADR
  (Cost $147,054)                                4,848           162,105
                                                             -----------
TOTAL INVESTMENTS (96.2%)
(Cost $21,364,583) (b)                                        22,838,499
                                                             ===========

                                                PAR
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
REPURCHASE AGREEMENT (1.9%)
SBC Warburg Ltd., Repurchase Agreement
dated 12/31/99, 2.50% to be repurchased
at $451,094 on 01/03/00, collateralized by
U.S. Treasury bonds and/or notes with
various maturities to 2021, with a current
market value of $460,322.                     $451,000           451,000

Other Assets and Liabilities, Net (1.9%)                         445,810
                                                             -----------
Net Assets (100.0%)                                          $23,735,309
                                                             ===========


See Notes to Schedule of Investments.

December 31, 1999


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) The cost of investments for federal income tax purposes is $21,484,490.


  Gross unrealized appreciation and depreciation of investments at December 31, 1999 is as follows:

Gross unrealized appreciation         $ 3,068,097
Gross unrealized depreciation          (1,714,088)
                                      -----------
Net unrealized appreciation           $ 1,354,009
                                      ===========

    Acronym                   Name
    -------                   ----
      ADR            American Depositary Receipt



See notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
Investments at value (cost $21,364,583)                                         $ 22,838,499
Short-term obligations                                                               451,000
                                                                                 -----------
                                                                                  23,289,499
Cash                                                    $     20,952
Receivable for:
  Fund shares sold                                           208,850
  Investments sold                                           179,471
  Dividends                                                   22,112
  Interest                                                        32
Receivable due from Advisor                                  101,348                 532,765
                                                        ------------             -----------
  Total Assets                                                                    23,822,264

LIABILITIES
Payable for:
  Investments purchased                                       35,383
Other                                                         51,572
                                                         -----------
  Total Liabilities                                                                   86,955
                                                                                 -----------
NET ASSETS                                                                       $23,735,309
                                                                                 ===========
Net asset value & redemption price per share --
  Class A ($3,707,964/332,543)                                                   $     11.15(a)
                                                                                 ===========
Maximum offering price per share --
  Class A ($11.15/0.9425)                                                        $     11.83(b)
                                                                                 ===========
Net asset value & offering price per share --
  Class B ($13,706,301/1,236,329)                                                $     11.09(a)
                                                                                 ===========

Net asset value & offering price per share --
  Class C ($4,087,180/368,749)                                                   $     11.08(a)
                                                                                 ===========
Net asset value, offering and redemption
  price per share --
  Class Z ($2,233,864/199,907)                                                   $     11.17
                                                                                 ===========

COMPOSITION OF NET ASSETS
Capital paid in                                                                  $22,582,204
Net realized loss                                                                   (320,811)
Net unrealized appreciation                                                        1,473,916
                                                                                 -----------
                                                                                 $23,735,309
                                                                                 ===========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


STATEMENT OF OPERATIONS
For the Period Ended December 31, 1999(a)

INVESTMENT INCOME
Dividends                                                                         $  147,354
Interest                                                                              25,657
                                                                                  ----------
  Total Investment Income (net of
nonreclaimable foreign taxes
withheld at source which
amounted to $986)                                                                    173,011

EXPENSES
Management fee                                             $  71,143
Administrative fee                                            23,715
Service fee -- Class A, Class B, Class C                      24,762
Distribution fee -- Class B                                   47,392
Distribution fee -- Class C                                   14,671
Transfer agent                                                31,440
Bookkeeping fee                                               30,000
Trustees fee                                                  12,744
Custodian fee                                                 28,543
Audit fee                                                     11,400
Legal fee                                                      3,413
Registration fee                                              95,013
Other                                                         39,867
                                                           ---------
                                                             434,103
Fees and expenses waived or
  borne by the Advisor                                      (199,062)                235,041
                                                           ---------              ----------
   Net Investment Loss                                                               (62,030)
                                                                                  ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss                                                                   (320,811)
Net change in unrealized appreciation                                              1,473,916
                                                                                  ----------
   Net Gain                                                                        1,153,105
                                                                                  ----------
Increase in Net Assets from Operations                                            $1,091,075
                                                                                  ==========

(a) The Fund commenced investment operations on March 1, 1999.

See notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                     PERIOD ENDED
                                                      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                       1999(a)
-------------------------------------------------------------------
Operations:
Net investment loss                                 $    (62,030)
Net realized loss                                       (320,811)
Net unrealized appreciation                            1,473,916
                                                    ------------
  Net Increase from Operations                         1,091,075
Fund Share Transactions:
Receipts for shares sold -- Class A                    3,835,797
Cost of shares repurchased -- Class A                   (270,986)
                                                    ------------
                                                       3,564,811
                                                    ------------
Receipts for shares sold -- Class B                   14,588,835
Cost of shares repurchased -- Class B                 (1,375,484)
                                                    ------------
                                                      13,213,351
                                                    ------------
Receipts for shares sold -- Class C                    4,155,190
Cost of shares repurchased -- Class C                   (239,118)
                                                    ------------
                                                       3,916,072
                                                    ------------
Receipts for shares sold -- Class Z                    2,700,000
Cost of shares repurchased -- Class Z                   (750,000)
                                                    ------------
                                                       1,950,000
                                                    ------------
  Net Increase from Fund Share Transactions           22,644,234
                                                    ------------
   Total Increase                                     23,735,309

NET ASSETS
Beginning of period                                           --
                                                    ------------
End of period                                       $ 23,735,309
                                                    ============


(a) The Fund commenced investment operations on March 1, 1999.

                                                     PERIOD ENDED
                                                      DECEMBER 31,
NUMBER OF FUND SHARES                                   1999(a)
-------------------------------------------------------------------

Sold-- Class A                                           358,222
Repurchased-- Class A                                    (25,679)
                                                    ------------
                                                         332,543
                                                    ------------
Sold-- Class B                                         1,366,155
Repurchased-- Class B                                   (129,826)
                                                    ------------
                                                       1,236,329
                                                    ------------
Sold -- Class C                                          390,902
Repurchased -- Class C                                   (22,153)
                                                    ------------
                                                         368,749
                                                    ------------
Sold -- Class Z                                          270,000
Repurchased -- Class Z                                   (70,093)
                                                    ------------
                                                         199,907
                                                    ------------


See notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Growth and Income Fund (All-Star or the Fund) organized as a Massachusetts business trust in 1998, is an open-end, diversified management investment company. The Fund commenced investment operations on March 1, 1999. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX:

The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER:

Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.60% of All-Star's average net assets. The Manager pays each Portfolio Manager other than OpCap Advisors a portfolio management fee at an annual rate of 0.30% of the average net assets of the portion of the investment portfolio managed by it. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average net assets of the portion of the investment portfolio managed by it. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of March 1, 2002 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Manager.

ADMINISTRATION FEE:

All-Star pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average net assets.

BOOKKEEPING FEE:

Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 annually plus 0.035% of All-Star's average net assets over $50 million.

December 31, 1999


TRANSFER AGENT FEE:

Liberty Funds Services, Inc., an affiliate of the Manager, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., a subsidiary of the Manager, is the Fund's principal underwriter. For the year ended December 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $215,867 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $40, $33,992 and $9,171 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

NOTE 3. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended December 31, 1999 were $30,775,337 and $9,090,773, respectively.

The Fund may enter into repurchase agreements and require the seller of the instruments to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

CAPITAL LOSS CARRYFORWARDS:

At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION                                          CAPITAL LOSS CARRYFORWARD
--------------------------------------------------------------------------------------
   2007                                                             $  84,000
                                                                    =========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the period ended December 31, 1999.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the period ended December 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $16,469.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

At December 31, 1999, LAMCO owned 10.3% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              PERIOD ENDED DECEMBER 31, 1999 (b)
                                                   CLASS A         CLASS B         CLASS C         CLASS Z
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $10.000         $10.000          $10.000         $10.000
                                                   -------         -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(c)                 (0.003)         (0.071)          (0.071)          0.019
Net realized and unrealized gain                     1.153           1.161            1.151           1.151
                                                   -------         -------          -------         -------
  Total from Investment Operations                   1.150           1.090            1.080           1.170
                                                   -------         -------          -------         -------
NET ASSET VALUE, END OF PERIOD                     $11.150         $11.090          $11.080         $11.170
                                                   =======         =======          =======         =======
Total return (d)(e)(f)                               11.50%          10.90%           10.80%          11.70%
                                                   =======         =======          =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                       1.50%           2.25%            2.25%           1.25%
Fees and expenses waived or borne
  by the Advisor (g)(h)                               1.69%           1.69%            1.69%           1.69%
Net investment income (loss) (g)(h)                  (0.03)%         (0.78)%          (0.78)%          0.22%
Portfolio turnover (f)                                  68%             68%              68%             68%
Net assets at end of period (000)                  $ 3,708         $13,706          $ 4,087         $ 2,234

(a) Net of fees and expenses waived or
    borne by the Advisor which amounted to:        $ 0.150         $ 0.150          $ 0.150         $ 0.150

(b) The Fund commenced investment operations on March 1, 1999. Per share data reflects activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR GROWTH & INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth & Income Fund at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from March 1, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

SHAREHOLDER SERVICES


TO MAKE INVESTING

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

 SHAREHOLDER COMMUNICATIONS


TO KEEP YOU INFORMED


To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

Trustees & Transfer Agent


TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)


WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty All-Star Growth & Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty All-Star Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


ANNUAL REPORT:
LIBERTY ALL-STAR GROWTH & INCOME FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.


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ALL-STAR    INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL    FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE
HUSON       A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.

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STEIN ROE
ADVISOR     INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.

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Liberty's mutual funds are offered by prospectus through Liberty Funds
Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


LIBERTY ALL-STAR GROWTH & INCOME FUND                  ANNUAL REPORT

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ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

Liberty Funds Distributor, Inc.(c) 2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

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